Exhibit 99.1

For the year ended December 31, 2024	West	Mountain	Central	Energy Services	Total
	(In thousands)
Revenues from external customers	$1,182,959	$662,892	$817,872	$234,652	$2,898,375
Intersegment revenues	197,074	135,947	213,672	54,872	601,565
Total segment revenue	1,380,033	798,839	1,031,544	289,524	3,499,940

Other revenues[1]					16,104
Less: Elimination of intersegment revenue					617,039
Total consolidated revenue					$2,899,005

Cost of revenue excluding depreciation, depletion and amortization	1,084,319	652,066	843,977	219,255
Selling, general and administrative expenses excluding depreciation, depletion and amortization	84,714	33,377	56,460	10,207
Other segment items[2]	(1,331)	108	502	104
Total segment EBITDA	$209,669	$113,504	$131,609	$60,166	$514,948

Consolidated income before income taxes					$270,994
Plus:
Depreciation, depletion and amortization					136,871
Interest expense, net[3]					46,409
Less unallocated amounts:
Other corporate revenue					630
Other corporate expenses					(61,304)
Total segment EBITDA					$514,948

Capital Expenditures	$91,412	$48,322	$55,365	$117,730	$312,829
Assets	$1,276,458	$355,078	$706,795	$252,130	$2,590,461

Other assets					4,560,924
Elimination of intercompany receivables and investment in subsidiaries					4,300,183
Total consolidated assets					$2,851,202
__________________
1Other revenues is comprised of revenue included within our corporate services.
2Other segment items is comprised of other income (expense) items on the income statement.
3Interest expense, net is interest expense net of interest income.

For the year ended December 31, 2023	West	Mountain	Central	Energy Services	Total
	(In thousands)
Revenues from external customers	$1,125,843	$633,617	$824,908	$245,186	$2,829,554
Intersegment revenues	195,223	133,328	235,875	57,373	621,799
Total segment revenue	1,321,066	766,945	1,060,783	302,559	3,451,353

Other revenues[1]					12,414
Less: Elimination of intersegment revenue					633,417
Total consolidated revenue					$2,830,350

Cost of revenue excluding depreciation, depletion and amortization	1,053,031	633,596	893,412	214,668
Selling, general and administrative expenses excluding depreciation, depletion and amortization	89,497	30,264	51,049	9,809
Other segment items[2]	(1,234)	57	331	42
Total segment EBITDA	$177,304	$103,142	$116,653	$78,124	$475,223

Consolidated income before income taxes					245,308
Plus:
Depreciation, depletion and amortization					123,805
Interest expense, net[3]					52,891
Less unallocated amounts:
Other corporate revenue					796
Other corporate expenses					(54,015)
Total segment EBITDA					$475,223

Capital Expenditures	$53,165	$25,506	$39,302	$4,099	$122,072
Assets	$1,214,460	$315,661	$663,134	$128,383	$2,321,638

Other assets					4,049,800
Elimination of intercompany receivables and investment in subsidiaries					3,771,625
Total consolidated assets					$2,599,813
__________________
1Other revenues is comprised of revenue included within our corporate services.
2Other segment items is comprised of other income (expense) items on the income statement.
3Interest expense, net is interest expense net of interest income.

For the year ended December 31, 2022	West	Mountain	Central	Energy Services	Total
	(In thousands)
Revenues from external customers	$1,016,804	$541,910	$777,150	$198,713	$2,534,577
Intersegment revenues	186,752	110,095	242,563	54,006	593,416
Total segment revenue	1,203,556	652,005	1,019,713	252,719	3,127,993

Other revenues[1]					618
Less: Elimination of intersegment revenue					593,882
Total consolidated revenue					$2,534,729

Cost of revenue excluding depreciation, depletion and amortization	988,972	552,215	896,919	216,787
Selling, general and administrative expenses excluding depreciation, depletion and amortization	65,431	27,171	36,165	7,624
Other segment items[2]	(1,224)	(15)	(57)	2
Total segment EBITDA	$147,929	$72,604	$86,572	$28,310	$335,415

Consolidated income before income taxes					158,821
Plus:
Depreciation, depletion and amortization					117,798
Interest expense, net[3]					30,121
Less unallocated amounts:
Other corporate revenue					152
Other corporate expenses					(28,827)
Total segment EBITDA					$335,415

Capital Expenditures	$92,159	$35,098	$46,574	$5,651	$179,482
Assets	$1,180,964	$293,121	$607,200	$138,323	$2,219,608

Other assets					3,439,435
Elimination of intercompany receivables and investment in subsidiaries					3,364,724
Total consolidated assets					$2,294,319
__________________
1Other revenues is comprised of revenue included within our corporate services.
2Other segment items is comprised of other income (expense) items on the income statement.
3Interest expense, net is interest expense net of interest income.

	Three Months Ended March 31, 2024
	West	Mountain	Central	Energy Services	Total
	(In thousands)
Revenues from external customers	$197,539	$59,825	$60,964	$11,116	$329,444
Intersegment revenues	28,516	3,962	6,097	2,981	41,556
Total segment revenue	226,055	63,787	67,061	14,097	371,000

Other revenues[1]					5,142
Less: Elimination of intersegment revenue					46,552
Total consolidated revenue					$329,590

Cost of revenue excluding depreciation, depletion and amortization	186,788	61,287	71,636	14,204
Selling, general and administrative expenses excluding depreciation, depletion and amortization	19,730	8,607	14,225	2,420
Other segment items[2]	(126)	43	78	44
Total segment EBITDA	$19,411	$(6,064)	$(18,722)	$(2,483)	$(7,858)

Consolidated income before income taxes					(63,955)
Plus:
Depreciation, depletion and amortization					32,212
Interest expense, net[3]					11,147
Less unallocated amounts:
Other corporate revenue					146
Other corporate expenses					(12,884)
Total segment EBITDA					$(7,858)

At March 31, 2024	West	Mountain	Central	Energy Services	Total
Capital Expenditures	$18,581	$8,498	$6,582	$2,394	$36,055
Assets	$1,202,549	$309,451	$603,182	$160,892	$2,276,074

Other assets					3,971,565
Elimination of intercompany receivables and investment in subsidiaries					3,733,996
Total consolidated assets					$2,513,643
__________________
1Other revenues is comprised of revenue included within our corporate services.
2Other segment items is comprised of other income (expense) items on the income statement.
3Interest expense, net is interest expense net of interest income.

	Three Months Ended June 30, 2024					Six Months Ended June 30, 2024
	West	Mountain	Central	Energy Services	Total	West	Mountain	Central	Energy Services	Total
	(In thousands)
Revenues from external customers	$332,052	$193,769	$214,603	$66,243	$806,667	$529,591	$253,595	$275,565	$77,360	$1,136,111
Intersegment revenues	55,507	36,778	55,077	13,447	160,809	84,023	40,740	61,173	16,428	202,364
Total segment revenue	387,559	230,547	269,680	79,690	967,476	613,614	294,335	336,738	93,788	1,338,475

Other revenues[1]					4,511					9,654
Less: Elimination of intersegment revenue					165,081					211,633
Total consolidated revenue					$806,906					$1,136,496

Cost of revenue excluding depreciation, depletion and amortization	297,220	180,361	222,566	58,152		484,009	241,648	294,200	72,357
Selling, general and administrative expenses excluding depreciation, depletion and amortization	21,342	7,085	11,285	2,183		41,073	15,693	25,510	4,603
Other segment items[2]	(446)	18	359	12		(570)	60	438	56
Total segment EBITDA	$68,551	$43,119	$36,188	$19,367	$167,225	$87,962	$37,054	$17,466	$16,884	$159,366

Consolidated income before income taxes					104,114					40,160
Plus:
Depreciation, depletion and amortization					34,512					66,724
Interest expense, net[3]					12,809					23,955
Less unallocated amounts:
Other corporate revenue					239					385
Other corporate expenses					(16,029)					(28,912)
Total segment EBITDA					$167,225					$159,366

At June 30, 2024	West	Mountain	Central	Energy Services	Total
Capital Expenditures	$44,282	$25,025	$30,218	$6,124	$105,649
Assets	$1,293,685	$374,353	$695,878	$191,189	$2,555,105
Other assets					4,223,726
Elimination of intercompany receivables and investment in subsidiaries					4,095,969
Total consolidated assets					$2,682,862
________________
1Other revenues is comprised of revenue included within our corporate services.
2Other segment items is comprised of other income (expense) items on the income statement.
3Interest expense, net is interest expense net of interest income.

	Three Months Ended September 30, 2024					Nine Months Ended September 30, 2024
	West	Mountain	Central	Energy Services	Total	West	Mountain	Central	Energy Services	Total
	(In thousands)
Revenues from external customers	$382,811	$261,118	$354,815	$106,486	$1,105,230	$912,403	$514,713	$630,379	$183,846	$2,241,341
Intersegment revenues	72,336	65,281	110,905	25,308	273,830	156,359	106,021	172,079	41,735	476,194
Total segment revenue	455,147	326,399	465,720	131,794	1,379,060	1,068,762	620,734	802,458	225,581	2,717,535

Other revenues[1]					3,132					12,786
Less: Elimination of intersegment revenue					276,899					488,532
Total consolidated revenue					$1,105,293					$2,241,789

Cost of revenue excluding depreciation, depletion and amortization	346,945	258,805	370,894	95,902		830,953	500,453	665,095	168,258
Selling, general and administrative expenses excluding depreciation, depletion and amortization	22,494	8,194	15,058	2,224		63,567	23,887	40,568	6,827
Other segment items[2]	(297)	46	62	40		(868)	106	500	97
Total segment EBITDA	$85,411	$59,446	$79,830	$33,708	$258,395	$173,374	$96,500	$97,295	$50,593	$417,762

Consolidated income before income taxes					197,688					237,848
Plus:
Depreciation, depletion and amortization					34,796					101,519
Interest expense, net[3]					12,113					36,069
Less unallocated amounts:
Other corporate revenue					63					448
Other corporate expenses					(13,861)					(42,774)
Total segment EBITDA					$258,395					$417,762

At September 30, 2024	West	Mountain	Central	Energy Services	Total
Capital Expenditures	$58,304	$27,298	$37,065	$8,248	$130,915
Assets	$1,362,477	$392,668	$713,742	$165,469	$2,634,356
Other assets					4,396,786
Elimination of intercompany receivables and investment in subsidiaries					4,147,025
Total consolidated assets					$2,884,117
__________________
1Other revenues is comprised of revenue included within our corporate services.
2Other segment items is comprised of other income (expense) items on the income statement.
3Interest expense, net is interest expense net of interest income.